UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
 _____________________________________________________________________

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): February 22, 2016
 _____________________________________________________________________

Swift Transportation Company

(Exact name of registrant as specified in charter)
 _____________________________________________________________________

Delaware	001-35007	20-5589597
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

2200 South 75th Avenue, Phoenix, Arizona		85043
(Address of principal executive offices)		(Zip Code)

(602) 269-9700
(Registrant's telephone number, including area code)

N/A
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 8.01 OTHER EVENTS

On February 22, 2016, the Company issued a press release, announcing a $150 million share repurchase authorization, which was approved by the Board of Directors on February 22, 2016. A copy of the press release is furnished as Exhibit 99 to this Form 8-K.
The press release is being furnished pursuant to item 8.01 and shall not be deemed to be "filed" for purposes of Section 18 of the Securities Act of 1934, as amended, or otherwise subject to the liability of that section. The information in Item 8.01 and Exhibit 99 shall not be incorporated by reference into any registration statement or other document pursuant to the Securities Act of 1933, as amended.

ITEM 9.01 FINANCIAL STATEMENTS AND EXHIBITS
(d)       Exhibits

Exhibit Number	Description
Exhibit 99	Press release issued by the Company on February 22, 2016, "Swift Transportation Company Announces $150 Million Stock Repurchase Authorization"

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Swift Transportation Company
(Registrant)

Date:	February 22, 2016	/s/ Virginia Henkels
Virginia Henkels
Executive Vice President and Chief Financial Officer

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